                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       __________________________________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       __________________________________


        Date of Report (Date of earliest event reported): June 30, 1999
                                                          -------------


                          WYNDHAM INTERNATIONAL, INC.
              (Exact name of Registrant as specified in charter)


          Delaware                     001-09320                  94-2878485
----------------------------   ----------------------------  -------------------
(State or other jurisdiction      (Commission file number)      (IRS employer
     of incorporation)                                       identification no.)


            1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
            ------------------------------------------------------
             (Address of principal executive offices)  (Zip Code)


                                (214) 863-1000
                                --------------
             (Registrant's telephone number, including area code)


                               JAMES D. CARREKER
                               -----------------
                            Chief Executive Officer
                          Wyndham International, Inc.
                       1950 Stemmons Freeway, Suite 6001
                              Dallas, Texas 75207
                                (214) 863-1000
________________________________________________________________________________
      (Name, Address, Including Zip Code, and Telephone Number, Including
                        Area Code, of Agent of Service)
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                                   copies to:

                             GILBERT G. MENNA, P.C.
                            KATHRYN I. MURTAGH, ESQ.
                          Goodwin, Procter & Hoar LLP
                                 Exchange Place
                        Boston, Massachusetts 02109-2881
                                 (617) 570-1000
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Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

(a). On June 30 and July 1, 1999, Wyndham International, Inc. ("Wyndham") completed the $1 billion equity investment and a related restructuring of Wyndham and Patriot American Hospitality, Inc. ("Patriot") pursuant to the terms of the Securities Purchase Agreement dated as of February 18, 1999, as amended (the "Agreement"), by and among Patriot, Wyndham, Patriot American Hospitality Partnership, L.P., Wyndham International Operating Partnership, L.P. and certain investors (the "Investors") named in the Agreement. Wyndham sold to the Investors ten million shares of Series B convertible preferred stock, at $100 per share, for $1 billion in cash.

     The investment and related restructuring of the companies were described in two press releases dated June 30, 1999, copies of which are attached hereto and incorporated herein in their entirety.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

(b). Pro forma financial information of Wyndham and Patriot giving effect to the $1 billion equity investment and related restructuring was included in the joint proxy statement/prospectus dated June 1, 1999, of Wyndham and Patriot and is incorporated herein by reference.

                                       3
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(c)  Exhibits.

     2.1 Securities Purchase Agreement, dated as of February 18, 1999, by and among Patriot American Hospitality, Inc., Wyndham International, Inc., Patriot American Hospitality Partnership, L.P., Wyndham International Operating Partnership, L.P. and the investors named therein. (Incorporated by reference to the joint Current Report on Form 8-K filed by Wyndham and Patriot on March 2, 1999.)

     2.2 Amendment to Securities Purchase Agreement, dated as of June 28, 1999, by and among Patriot American Hospitality, Inc., Wyndham International, Inc., Patriot American Hospitality Partnership, L.P., Wyndham International Operating Partnership, L.P. and the parties identified on the signature page as the Original Investors.

     99.1 Press Release of Wyndham International, Inc., dated June 30, 1999, announcing shareholder approval of the $1 billion equity investment and related restructuring.

     99.2 Press Release of Wyndham International, Inc., dated June 30, 1999, announcing the closing of the investment and adoption of a shareholder rights plan.

     99.3 Unaudited pro forma financial information of Wyndham and Patriot. (Incorporated by reference to the Registration Statement on Form S-4 filed by Wyndham and Patriot on June 1, 1999.)

                                       4
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Wyndham has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                 WYNDHAM INTERNATIONAL, INC.



Dated: July 13, 1999             By:  /s/ Richard Mahoney
                                    -----------------------------------
                                 Name: Richard Mahoney
                                 Title:  Executive Vice President and
                                         Chief Financial Officer

                                       5
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                                 EXHIBIT INDEX

Exhibit Number            Description
--------------            -----------

     2.1 Securities Purchase Agreement, dated as of February 18, 1999, by and among Patriot American Hospitality, Inc., Wyndham International, Inc., Patriot American Hospitality Partnership, L.P., Wyndham International Operating Partnership, L.P. and the investors named therein (Incorporated by reference to the joint Current Report on Form 8-K filed by Wyndham and Patriot on March 2, 1999.)

     2.2* Amendment to Securities Purchase Agreement, dated as of June 28, 1999, by and among Patriot American Hospitality, Inc., Wyndham International, Inc., Patriot American Hospitality Partnership, L.P., Wyndham International Operating Partnership, L.P. and the parties identified on the signature page as the Original Investors.

     99.1* Press Release of Wyndham International, Inc., dated June 30, 1999, announcing shareholder approval of the $1 billion equity investment and related restructuring.

     99.2* Press Release of Wyndham International, Inc., dated June 30, 1999, announcing the closing of the investment and adoption of a shareholder rights plan.

     99.3 Unaudited pro forma financial information of Wyndham and Patriot. (Incorporated by reference to the Registration Statement on Form S-4 filed by Wyndham and Patriot on June 1, 1999.)


*Filed herewith.